PRESS RELEASE
eHealth, Inc. Appoints John Stelben as Chief Financial Officer

Brings More Than 25 Years of Financial and Operational Experience to CFO Role;
Succeeds Christine Janofsky

Reaffirms Full Year Fiscal 2022 Guidance

SANTA CLARA, Calif., November 14, 2022 – eHealth, Inc. (Nasdaq: EHTH), a leading private online health insurance marketplace, today announced that it has appointed John Stelben as Chief Financial Officer, effective immediately. Stelben succeeds Christine Janofsky, who is leaving her role at eHealth.

Stelben brings more than 25 years of health insurance experience to eHealth. Mr. Stelben’s most recent experience was at Aetna where he had multiple roles including CFO Governance Services covering Medicare, Medicaid, Federal Employees, and Public Exchange businesses. Mr. Stelben was also CFO Integrations during various Aetna transactions. Prior to that, Mr. Stelben had multiple senior financial roles at Coventry Health Care, Inc., including interim CFO as well as operational responsibilities for Medicare Advantage.

“We are thrilled to welcome a leader of John’s caliber to eHealth as we continue to enhance our profitability and cash flow profile,” said eHealth CEO Fran Soistman. “I have worked closely with John for many years and have a deep appreciation of his significant financial leadership experience in healthcare. We continue to be encouraged by our execution to date in the early stages of the Annual Enrollment Period, and I’m sure that John will be able to immediately begin supporting the finance organization during this critical time of year for eHealth. I am confident he will be a strong addition to eHealth as we work to create value for shareholders and deliver on our differentiated value proposition to customers and carriers.”

Soistman continued, “On behalf of the Board and management team, I would like to thank Christine for her contributions to eHealth. We wish her well in her future endeavors.”

“I’m pleased to have the opportunity to lead eHealth’s finance organization,” said Stelben. “I believe eHealth has significant opportunity for growth and value creation, and right now is a pivotal time for the Company as it continues to take steps on its path towards profitable growth. As we execute on these initiatives, I look forward to working closely with Fran and the entire leadership team to return eHealth to a position of strength, drive enhanced value for our shareholders and help customers access the health insurance they need.”

Based on information available as of November 14, 2022, the Company is also reaffirming its full year guidance for 2022 as discussed on its November 7, 2022 earnings call, and reiterating the encouraging performance its team has achieved to date during the Annual Enrollment Period.

About eHealth, Inc.

eHealth, Inc. (Nasdaq: EHTH) operates a leading health insurance marketplace at eHealth.com and eHealthMedicare.com with technology that provides consumers with health insurance enrollment solutions. Since 1997, we have connected more than eight million members with quality, affordable health insurance, Medicare options, and ancillary plans. Our proprietary marketplace offers Medicare Advantage, Medicare Supplement, Medicare Part D prescription drug, individual, family, small business, and other plans from approximately 200 health insurance carriers across fifty states and the District of Columbia.

Forward Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding our opportunity for growth and profitability, and our 2022 annual guidance on total revenue, GAAP net loss, adjusted EBITDA, and total cash outflow.

These forward-looking statements are inherently subject to various risks and uncertainties that could cause actual results to differ materially from the statements made. In particular, we are required by Accounting Standards Codification 606 — Revenue from Contracts with Customers to make numerous assumptions that are based on historical trends and our management’s judgment. These assumptions may change over time and have a material impact on our revenue recognition, guidance, and results of operations. Please review the assumptions stated in this press release carefully.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to retain existing members and enroll new members during the annual health care open enrollment period, the Medicare annual enrollment period and other special enrollment periods; changes in laws, regulations and guidelines, including in connection with health care reform or with respect to the marketing and sale of Medicare plans; competition, including competition from government-run health insurance exchanges and other sources; the seasonality of our business and the fluctuation of our operating results; our ability to accurately estimate membership, lifetime value of commissions and commissions receivable; changes in product offerings among carriers on our ecommerce platform and the resulting impact on our commission revenue; our ability to execute on our growth strategy in the Medicare market; the impact of the COVID-19 pandemic and other public health crises, illness, epidemics or pandemics on our operations, business, financial condition and growth prospects, as well as on the general economy; changes in our management and key employees; exposure to security risks and our ability to safeguard the security and privacy of confidential data; our relationships with health insurance carriers; the success of our carrier advertising and sponsorship program; our success in marketing and selling health insurance plans and our unit cost of acquisition; our ability to hire, train, retain and ensure the productivity of licensed health insurance agents and other employees; our ability to effectively manage our operations as our business evolves and execute on our transformational plan and other strategic initiatives; the need for health insurance carrier and regulatory approvals in connection with the marketing of Medicare-related insurance products; changes in the market for private health insurance; consumer satisfaction of our service and actions we take to improve the quality of enrollments; changes in member conversion rates; changes in commission rates; our ability to sell qualified health insurance plans to subsidy-eligible individuals and to enroll subsidy-eligible individuals through government-run health insurance exchanges; our ability to maintain and enhance our brand identity; our ability to derive desired benefits from investments in our business, including membership growth and retention initiatives; reliance on marketing partners; the impact of our direct-to-consumer mail, email, social media, telephone and television marketing efforts; timing of receipt and accuracy of commission reports; payment practices of health insurance carriers; dependence on our operations in China; the restrictions in our debt obligations; the restrictions in our investment agreement with H.I.G; our ability to raise additional capital; compliance with insurance, privacy and other laws and regulations; the outcome of litigation in which we are and may from time to time be involved; the performance, reliability and availability of our information technology systems, ecommerce platform and underlying network infrastructure. Other factors that could cause operating, financial and other results to differ are described in our most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the Securities and Exchange Commission and available on the investor relations page of our website at http://www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at www.sec.gov.

All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Media Inquiries:
pr@ehealth.com

Investor Relations Contact:
Kate Sidorovich, CFA
Senior Vice President, Investor Relations & Strategy
650-210-3111
Kate.sidorovich@ehealth.com